ENERGY RECOVERY INVESTOR PRESENTATION

(NASDAQ: ERII)

March 2019

energy recovery®

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Investing in Critical Infrastructure for Near-Term Execution and Long-Term Growth

Water

- Record levels of revenue, gross profit, and operating income
- Strong global water demand provides optimism for 2019 and beyond
  - Historically high backlog and most robust project pipeline
  - Expanding water manufacturing capacity to meet anticipated demand
- Pursuing water growth initiatives focused on expanding product portfolio
  - Leveraging global sales and distribution channel

Oil & Gas

- VorTeq
  - Focus remains on commercialization
  - Accelerated implementation of system-level enhancements agreed to by Energy Recovery and the product licensee ahead of Milestone 1
- Invested in R&D autonomy to shorten product development cycle
  - Acquired field resources and hydraulic fracturing equipment for greater independence and less reliance on partner resources
  - Broke ground on Commercial Development Center in Houston, TX area
  - Center allows for constant testing of oil & gas solutions

YEAR END 2018 FINANCIAL UPDATE

Record 2018 Results

- 7.8% total revenue growth
- 11% water revenue growth
- Generated $7.6M in operating cash vs. $2.9M in 2017
- Net cash and securities position of over $96M



Revenue
Q4 2017 vs. Q4 2018
$24M
$18M
Q4 '17
Q4 '18
FY 2017 vs. FY 2018
$69M
$75M
FY '17
FY '18

Record Product Gross Margins

- Steady rise in product gross margins since 2014
- Profitability driven by PX Pressure Exchanger sales
- High margins expected to continue for foreseeable future



Product Gross Margins
Q4 2017 vs. Q4 2018
68.4%
74.5%
Q4 '17
Q4 '18
FY 2017 vs. FY 2018
67.1%
70.7%
FY '17
FY '18

Who Are We

- A global, engineering-driven technology company delivering solutions for industrial fluid flow processes
- We drive meaningful, immediate cost savings and operational efficiencies for customers

Our Approach

- Convert wasted pressure energy into a reusable asset
- Preserve or eliminate pumps that are subject to and destroyed by hostile process fluids

Our Current Markets

- Water
- Oil & Gas



Water

Energy Recovery Devices



PX® Pressure Exchanger®



AT™ Turbocharger

Pumps



AquaBold™ High Pressure Pump



Vertical Circulation Pump



Horizontal Circulation Pump

Oil & Gas

Hydraulic Fracturing Solution



VorTeq™

Mud Pumping Solution



MTeq™

- Energy Recovery is anchored by world-class engineers
- One-third of our company holds engineering degrees
  - 9 Ph.Ds and 14 Masters Degrees
  - Over 45% increase in R&D headcount since 2013
- Advanced testing capabilities in CA and at-scale in TX
- Rapid concept to prototype process

R&D Spend as % of OPEX


20.5%
27.8%
32.9%
36.5%
2015
2016
2017
2018

Our In-House Expertise Spans Critical Engineering Disciplines

Fluid Mechanics & Aerodynamics	*Multi-Phase Flow*	*Material Science & Coatings*
Solid Mechanics	*Dynamics & Controls*	*Pumps and Turbines*
CFD & FEA	*Acoustics & Vibrations*	*Turbomachinery*
Hydrodynamic Bearings	*Tribology*	*Rotating Equipment*

Advanced Ceramics Manufacturing Capabilities Help Drive Water Success

- Vertically integrated ceramics manufacturing facility located in-house in CA
  - Creates potential competitive barrier to entry
- Best practices ensure high-quality production process
  - Approximately 99.9% of every PX Pressure Exchanger passes final stringent quality control before shipping



Ceramics Expertise Directly Translates to Tungsten Carbide for Oil & Gas Applications

- Similar manufacturing process for tungsten carbide PX Pressure Exchanger
  - Production follows comparable path – from powder to final machining
  - Rigid quality control and precision manufacturing
- Commercial Development Center in Houston, TX area broke ground in 2019



Seasoned Water Salesforce and Global Distribution Channel

- Salesforce's tenure delivers strategic advantages in a relationship-driven market
  - Business unit leader Rodney Clemente, a 20 year industry veteran, has overseen rapid water growth
  - Entrenched, stable global water team
- Strong relationships and extensive database enable early project identification

Oil & Gas Sales Strategy Differs Due to Our Position

- Licensing model is more effective for a newcomer in a large, mature and vastly competitive industry
  - De-risks market entry
  - The right partnerships provide quicker credibility
  - Eliminates need to build our own distribution channel
  - Reduces time to market


Headquarters
San Leandro, California
Madrid, Spain
Dubai, UAE
Shanghai, China
Water Sales Offices

Pressure Exchanger Key Components

Transfers energy with only one moving part (rotor)


End cover
Sleeve
Rotor
Cartridge

Fluid Flows in PX Pressure Exchanger


Housing
Low Pressure Frac Fluid IN
High Pressure Frac Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

How the PX Pressure Exchanger Works

Two fluids on opposite sides of the PX; the rotor duct is sealed, isolating high and low pressure fluid streams


Motive fluid
Driven fluid that will be pressurized and sent into system

Rotor duct rotates to pressure exchange phase


This fluid energy exchange happens continuously as the rotor spins at high speed

Rotor duct rotates to sealed phase

High pressure motive fluid contacts driven fluid, expelling driven fluid at high pressure into system


High pressure motive fluid enters PX
Low pressure driven fluid enters PX

Low pressure driven fluid contacts motive fluid, expelling motive fluid at low pressure

energy recovery

Further execute on two business units to make capital allocation decisions based on opportunity

Commission Commercial Development Center



Build infrastructure for growth

Grow and expand existing market presence in seawater desalination and beyond

Commercialize VorTeq
Further Develop MTeq

Revenue: 25% CAGR 2014-2018


$30M
$45M
$58M
$69M
$75M
2014
2015
2016
2017
2018

Product Gross Margin Strength


54.9%
56.2%
64.1%
67.1%
70.7%
2014
2015
2016
2017
2018

Net Cash and Securities Position of over $96M

- We are positioned to make critical investments in our business
  - Organic or inorganic opportunities to expand our water business
  - Commercialization and subsequent launch of VorTeq, further development of operational infrastructure
- Financially prepared for market fluctuations



Water – Our First Market Transformed

- Thermal desalination was the norm before our PX Pressure Exchanger technology
- Our PX Pressure Exchanger reduces energy costs by up to 60%, making seawater reverse osmosis (SWRO) desalination plants more economically viable
- Our solutions deliver meaningful economical benefits to customers
  - $1.9 billion savings on energy expenses
  - Reduces project lifecycle costs due to durability of products
- We dominate the SWRO industry (89% market share in large-scale desalination projects[1])

Desalination Capacity Increases by Decade[2]


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousand cubic meters/day
100%
97%
3%
84%
16%
59%
41%
45%
55%
26%
74%
First PX Pressure Exchanger installed 1997 in Canary Islands
1961-1970
1971-1980
1981-1990
1991-2000
2001-2010
2011-2018
Thermal
SWRO
% market share of desalination technology

[1]*Market share data over past 10 years based on project count;* [2]*DesalData Forecasts*

Without Energy Recovery Devices (ERDs)


Seawater
MEMBRANES
Low pressure potable water
HIGH PRESSURE PUMP
Pump pushes high pressure seawater through membranes
Energy wasted as high pressure brine hits valve
The Ocean[1]

- Energy consumption and costs made SWRO uneconomical historically
- Approx. 60% of energy wasted during SWRO prior to implementation of ERDs

With PX Pressure Exchanger


Incoming seawater routed to pump and PX
MEMBRANES
Low pressure potable water
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX transfers energy from high pressure brine to seawater
Main pump size reduced by 60%
PX DEVICE/ARRAY
The Ocean[1]

- PX reduces energy consumption and cost by approx. 60%
- Recycles energy, reduces high pressure pump size making SWRO more economical

[1]Ocean or other geological mass

Energy Recovery Devices

PX Pressure Exchanger

- Unmatched efficiencies for desalination up to 98%
- Highest uptime in the market (99.8%)
- Designed for up to 25+ years of useful life



AT Turbocharger

- Efficiencies up to 80%
- Volute insert technology for best efficiency range
- Lower initial capital costs



Pump Products

AquaBold High Pressure Pump

- Water lubricated bearing for long life and low maintenance
- Cast, duplex stainless steel hydraulics for higher quality and uptime



Vertical and Horizontal Circulation Pumps

- Specialized pumps pair with PX application
- Designed for long life with low maintenance
- Reliable performance in high suction pressure operating environments





17M cubic meters/day of potable water produced[1]

>19,000 devices installed worldwide

$1.9B/year saved for customers[2]

[1]*Assuming all deployed devices are in operation;* [2]*ERI estimates*

Water scarcity is increasing

- According to the OECD[1], the world will only have 60% of the water it needs by 2030
- Desalination can help build a resilient, diversified water system

We are positioned to benefit from the ongoing secular shift in water demand

- SWRO expertise and commanding market position offers a springboard to growth
- Sales team can leverage distribution channel to increase desalination sales
- We are investing to expand our product portfolio

Continued Growth in SWRO Desalination CAPEX Spend 2014 – 2021[2]


$2.1B
$2.0B
$2.5B
$3.0B
$3.7B
$5.2B
$6.6B
$6.8B
2014
2015
2016
2017
2018
2019
2020
2021

[1]Organisation for Economic Co-operation & Development (OECD); [2]DesalData Forecasts

Consistent Revenue Growth

- Mega projects drove growth in 2018
- Owing to our strong backlog, robust pipeline and continued demand for desalination, we expect strong growth to continue into 2019 and 2020

Extended Growth Cycle

- Upward revenue trend since 2014
    - Evidence of extended cycle or shift in global demand curve

Exceptional Margins

- Water gross margins have grown from less than 54% in 2014 to over 71% today
- Margin strength provides optionality as growth initiatives are explored

FY Water Revenues


+11%
$54M
$61M
2017
2018

Historical Water Revenues


+47%
+9%
+14%
+11%
$30M
$44M
$48M
$54M
$61M
2014
2015
2016
2017
2018

Water Gross Margins


53.7%
56.2%
65.6%
70.5%
71.6%
2014
2015
2016
2017
2018

We Currently Focus on Only 1-2% of a Project's Capital Spend

- Energy recovery devices are critical to make plant operations affordable
  - We dominate this market
- Current standing serves as competitive barrier to entry
- Limited exposure to other areas of desalination spend
  - Small offering in Pumps (<1%)

Leverage Our Market Leadership Presence

- Our desalination position and distribution channel is a springboard to expand sales
- Focused on increasing offering in pumps and packaged/engineered solutions
- Utilize demand for and recognition of our strong PX Pressure Exchanger brand

Average Desal Project Capital Spend[1]



Intake/Outfalls 7%
Pretreatment 6%
Engineering & Design 22%
Installation & Fabrication 8%
Pumps 8%
Membranes 6%
Energy Recovery Devices (ERD) 1%
Permitting 1%
Other Equipment & Materials 41%

Energy Recovery dominates the ERD segment and has select offerings in Pumps

[1]*DesalData Forecasts for 2023*

Oil & Gas – Our Next Market to Transform

- Our PX Pressure Exchanger technology can add strategic value to the Oil & Gas industry
- Water and Oil & Gas have similarities
  - High pressure fluid environments
  - Transference of hydraulic energy from a high pressure fluid to a low pressure fluid
- We have leveraged our water experience to evolve our core competencies for Oil & Gas success
  - Advanced fluid & structural mechanics, bearing performance and material expertise of R&D
  - Precision manufacturing coupled with enhanced experimental capabilities
  - In-house state of the art simulation tools to model performance and results

Pump Preservation

Oil & Gas high pressure pumps present design and material challenges: Susceptible to abrasion, erosion, fatigue and corrosion

+

Our technology helps protect pumps: hostile fracing and drilling fluids handled by the PX, clean water processed by pumps

→

- ✓ **Increased life expectancy**
- ✓ **Increased reliability**
- ✓ **Reduced maintenance costs**
- ✓ **Lower CAPEX (less required redundancy)**

VorTeq


VorTeq

- Hydraulic fracturing technology solution
- Houses 12 PX Pressure Exchangers
- Designed to isolate and save frac pumps
- Addresses pump failure at frac sites
- Re-routes hostile frac fluid away from critical and costly pumps
- Currently in R&D stage
- Annual royalty of $1.5M/VorTeq or $80-$200M following commercialization

MTeq



- Mud pumping technology solution
- Houses three PX Pressure Exchangers
- Designed to isolate and save mud pumps
- Addresses pump failure at drilling sites
- Re-routes hostile drilling fluid away from critical and costly pumps
- Currently in R&D stage

Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
Hostile fluids processed by pumps
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

- Pumps process water, chemicals and sand
- Pump assets quickly destroyed

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
Pumps are isolated, clean water fed to pumps
VorTeq processes water, sand and chemicals
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq
HP FRAC FLUID OUT
DOWNHOLE

- Maintenance savings ($3M - $4M[1])
- Lower pump redundancy and CAPEX ($1M - $2M[1])

Longer-term it may be possible to pair VorTeq with centrifugal pumps
Further decreases need for pumps ($8M to $12M savings[1])

[1] *Energy Recovery Estimates – savings measured in p/y p/fleet*

MTEQ REPLACES POSITIVE DISPLACEMENT PUMPS, REDUCES COSTS

Status Quo


POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
MUD SOLIDS CONTROL

Positive displacement pumps process drilling fluid today, wearing down and destroying pump assets

With MTeq


CLEAN FLUID SOURCE
MTeq™
CENTRIFUGAL PUMP
CENTRIFUGAL PUMP
MUD SOLIDS CONTROL

Highly efficient centrifugal pumps process clean water, reduce/preserve pump assets, lengthen life and reduce costs

Entered into a 15 year license agreement with Schlumberger Technology Corporation

- Exclusive rights to VorTeq for on-shore hydraulic fracturing
  - Upfront **$75M** exclusivity fee
  - Two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPIs
    - ✓ Milestone 1 (M1): Frac at product licensee test facility
    - ✓ Milestone 2 (M2): Frac at customer exploration & production (E&P) well
  - Commercialization Highlights:
    - ✓ $1.5MM per VorTeq per year
    - ✓ Acceptance standards inclusive of M1 and M2, as well as other performance tests
    - ✓ Product licensee responsible for missile manufacturing; ERI provides PX Pressure Exchangers, housing and motors
    - ✓ Five years from first unit to full deployment across product licensee fleets

Liberty Oilfield Services carve-out (our early-stage test partner)

- Rights for up to 20 VorTeq units for up to 5 years
- We provide full missile and cartridges – vendors have been qualified
- Commercialization standards differ and thus speed to market may be faster
- Pricing based on contractual ROIC

In 2018, we invested in critical human and capital resources

- We purchased our own high pressure pumps and ancillary equipment to execute testing
  - Already shown dividends when utilized at partner facility in 2018
- We hired field service personnel with fracing expertise to further build our operations team

Lease signed for new four-acre Commercial Development Center near Houston, Texas. Once operational, the center will:

- Allow us to test all our Oil & Gas technology solutions at scale and in real-world conditions
- House advanced equipment to machine, inspect and test tungsten carbide components

The expanded capabilities of the center should shorten the path to commercialization

- Reduces time between design enhancement, implementation and testing
- Removes reliance on partner and product licensee resource availability
- Enables rigorous testing of tungsten carbide pressure exchangers prior to field deployment

STRATEGIC SUMMARY

Water: Steady, Visible Growth

- Global demand for potable water leads to further optimism
- Robust backlog and pipeline driving expected water segment growth in 2019 and 2020
- Looking to leverage our current desalination position
  - Sales and distribution channel offers product portfolio expansion potential
  - Exploring organic and inorganic growth initiatives

Oil & Gas: Applying PX Pressure Exchanger Expertise to a New Industry

- Commercialization focus
- Commercial Development Center increases autonomy
  - Reduces the cycle time to test and validate PX advancements
  - Allow us to test all our Oil & Gas technology solutions at scale and in real-world conditions

Financially Flexible Balance Sheet

- Solid net cash position enables progression of corporate strategy throughout industry cycles
- Allows for strategic options

THANK YOU